                                                                     Exhibit 4.1



================================================================================




                      BANC OF AMERICA FUNDING CORPORATION,
                                  as Depositor,

                             WELLS FARGO BANK, N.A.,
                as Master Servicer and Securities Administrator,

                                       and

                               U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee

                                 Amendment No. 1

                           Dated as of August 30, 2007

                                       To

                         POOLING AND SERVICING AGREEMENT

                              Dated August 30, 2007


                          ----------------------------

                       Mortgage Pass-Through Certificates

                                  Series 2007-7





================================================================================

     AMENDMENT NO. 1, dated as of August 30, 2007 (the "Amendment"), to the Pooling and Servicing Agreement, dated August 30, 2007 (the "Agreement"), among BANC OF AMERICA FUNDING CORPORATION, as depositor (the "Depositor"), WELLS FARGO BANK, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").

     WHEREAS, Section 11.01 of the Agreement provides, among other things, that the Depositor, the Master Servicer, the Securities Administrator and the Trustee may amend the Agreement, without the consent of any of the Certificateholders, to cure any ambiguity or mistake;

     WHEREAS,  it was the  intent  of the  Depositor  to set the  Initial  Class
Certificate Balance, Initial Notional Amount or Maximum Initial Class Certificate Balance, as applicable, of the Class 1-A-1, Class 1-A-3, Class 30-IO, Class 30-PO and Class X-B-6 Certificates as set forth in this Amendment instead of as set forth in the Agreement;

     WHEREAS, the Depositor, the Master Servicer, the Securities Administrator and the Trustee desire to amend the Agreement, as set forth in this Amendment, to cure such mistake and clerical error; and

     NOW THEREFORE, in consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

     All terms used in this Amendment which are defined in the Agreement, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Amendment or the context clearly requires otherwise.

     Section 1. Amendments. The Agreement is hereby amended as follows:

     (a) The Preliminary Statement is hereby amended by replacing the table shown under "Lower-Tier REMIC" with the table attached hereto as Exhibit A;

     (b) The Preliminary Statement is hereby amended by replacing the table shown under "Middle-Tier REMIC" with the table attached hereto as Exhibit B:

     (c) The Preliminary Statement is hereby amended by replacing the table shown under "Upper-Tier REMIC" with the table attached hereto as Exhibit C:

     (d) The Preliminary Statement is hereby amended by replacing the tables shown under "Summary of Certificates" with the tables attached hereto as Exhibit
D:

     (e) The reference to the "Maximum Initial Class Certificate Balance of this Class" in Exhibit A-1A1 to the Agreement is hereby amended by replacing "$95,148,000.00" with "$95,141,000.00";

     (f) The reference to the "Maximum Initial Class Certificate Balance of this Class" in Exhibit A-1A3 to the Agreement is hereby amended by replacing "$106,908,000.00" with "$106,901,000.00";

     (g) The reference to the "Initial Notional Amount of this Class" in Exhibit A-30IO to the Agreement is hereby amended by replacing "$5,339,347.00" with "$5,346,120.00";

     (h) The reference to the "Initial Class Certificate  Balance of this Class"
in  Exhibit   A-30PO  to  the   Agreement   is  hereby   amended  by   replacing
"$3,255,185.00" with "$3,261,958.00";

     (i) The reference to the "Initial Class Certificate Balance of this Class" in Exhibit A-XB6 to the Agreement is hereby amended by replacing "$640,955.00" with "$641,182.00";

     (j) Article I to the Agreement is hereby amended by replacing the definition of "Original Subordinate Principal Balance" with the following:

          "With respect to the Class X-B Certificates, $8,805,182, and with respect to the Class 3-B Certificates, $39,151,676"; and

     (k) Exhibit U to the Agreement is hereby amended by replacing the table shown under "Available Combinations" with the table attached hereto as Exhibit E.

     Section 2. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     Section 3. Ratification of Agreement. Except as modified and expressly amended by this Amendment, the Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

     Section 4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                   BANC OF AMERICA FUNDING CORPORATION,
                                   as Depositor


                                   By:      /s/ Scott Evans
                                       -----------------------------------------
                                   Name:    Scott Evans
                                   Title:   Senior Vice President


                                   WELLS FARGO BANK, N.A., as Master Servicer


                                   By:      /s/ Darron Woodus
                                       -----------------------------------------
                                   Name:    Darron C. Woodus
                                   Title:   Assistant Vice President


                                   WELLS FARGO BANK, N.A., as Securities
                                   Administrator


                                   By:      /s/ Darron Woodus
                                       -----------------------------------------
                                   Name:    Darron C. Woodus
                                   Title:   Assistant Vice President


                                   U.S. BANK NATIONAL ASSOCIATION, as
                                   Trustee


                                   By:      /s/ Melissa A. Rosal
                                       -----------------------------------------
                                   Name:    Melissa A. Rosal
                                   Title:   Vice President


   [Signature Page to Amendment No. 1 to the BAFC 2007-7 Pooling and Servicing
                                   Agreement]

STATE OF NORTH CAROLINA    )
                           ) ss.:
COUNTY OF MECKLENBURG      )
                           )

     On the 24th day of September, 2007, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vices President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.


                                                   /s/ E. Blair Autrey
                                        ----------------------------------------
                                                       Notary Public

[Notarial Seal]

My commission expires October 4, 2010.






    [Notary Page to Amendment No. 1 to the BAFC 2007-7 Pooling and Servicing
                                   Agreement]

STATE OF MARYLAND )
                  ) ss.:
COUNTY OF HOWARD  )
                  )

     On the 24th day of September, 2007, before me, a notary public in and for the State of Maryland, personally appeared Darron Woodus, known to me who, being by me duly sworn, did depose and say that he is an Assistant Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                                  /s/ Jennifer Richardson
                                                --------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires April 1, 2010.







    [Notary Page to Amendment No. 1 to the BAFC 2007-7 Pooling and Servicing
                                   Agreement]

STATE OF MARYLAND )
                  ) ss.:
COUNTY OF HOWARD  )
                  )

     On the 24th day of September, 2007, before me, a notary public in and for the State of Maryland, personally appeared Darron Woodus, known to me who, being by me duly sworn, did depose and say that he is an Assistant Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                                  /s/ Jennifer Richardson
                                                --------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires April 1, 2010.








    [Notary Page to Amendment No. 1 to the BAFC 2007-7 Pooling and Servicing
                                   Agreement]

STATE OF ILLINOIS )
                  ) ss.:
COUNTY OF COOK    )
                  )

     On the 24th day of September, 2007, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.


                                                   /s/ Erika Forshtay
                                                --------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires November 6, 2010.






    [Notary Page to Amendment No. 1 to the BAFC 2007-7 Pooling and Servicing
                                   Agreement]


                                                               EXHIBIT A

----------------------- ---------------------------- -------------------------------- ------------------------------
                                                             Uncertificated
                          Initial Uncertificated      Lower-Tier REMIC Pass-Through     Latest Possible Maturity
     Designation                  Balance                         Rate                           Date(1)
----------------------- ---------------------------- -------------------------------- ------------------------------
Class 1-L                       $113,256,655.56                   6.00%                    September 25, 2037
----------------------- ---------------------------- -------------------------------- ------------------------------
Class 1-LPO                       $2,287,870.35                    (3)                     September 25, 2037
----------------------- ---------------------------- -------------------------------- ------------------------------
Class 1-LIO                        3,633,681.21(2)                6.00%                    September 25, 2037
----------------------- ---------------------------- -------------------------------- ------------------------------
Class 2-L                        $43,550,626.70                   6.00%                    September 25, 2037
----------------------- ---------------------------- -------------------------------- ------------------------------
Class 2-LPO                         $974,088.10                    (3)                     September 25, 2037
----------------------- ---------------------------- -------------------------------- ------------------------------
Class 2-LIO                       $1,712,438.78(2)                6.00%                    September 25, 2037
----------------------- ---------------------------- -------------------------------- ------------------------------
Class 3-L                       $471,702,676.08                   6.00%                    September 25, 2037
----------------------- ---------------------------- -------------------------------- ------------------------------



                                                               EXHIBIT B

------------------------ ----------------------------- -------------------------------- --------------------------------
      Designation           Initial Uncertificated             Uncertificated
                                                       Middle-Tier REMIC Pass-Through      Latest Possible Maturity
                                   Balance                          Rate                            Date(1)
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-1AR                            $100.00                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-1A1                    $106,901,000.00                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-1PO                      $2,287,870.35                     (4)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-1IO                      $3,633,681.21(2)                  (3)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-2A1                     $41,101,000.00                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-2PO                        $974,088.10                     (4)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-2IO                      $1,712,438.78(2)                  (3)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-3A1                    $432,551,000.00                 Variable(5)                  September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-XB1                      $5,763,000.00                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-XB2                        $800,000.00                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-XB3                        $481,000.00                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-XB4                        $560,000.00                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-XB5                        $560,000.00                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-XB6                        $641,182.26                    6.00%                     September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-3B1                     $19,340,000.00                 Variable(5)                  September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-3B2                      $5,188,000.00                 Variable(5)                  September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-3B3                      $2,831,000.00                 Variable(5)                  September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-3B4                      $3,773,000.00                 Variable(5)                  September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-3B5                      $3,774,000.00                 Variable(5)                  September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
Class MRI-3B6                      $4,245,676.08                 Variable(5)                  September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------




                                                               EXHIBIT C

------------------------ ----------------------------- -------------------------------- --------------------------------
                            Initial Uncertificated
                            Balance or Nominal                                             Latest Possible Maturity
      Designation               Amount                          Interest Rate                       Date(1)
------------------------ ----------------------------- -------------------------------- --------------------------------
1-A-R                                    $100.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
1-A-1                             $95,141,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
1-A-2                             $11,760,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
2-A-1                             $38,840,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
2-A-2                              $2,261,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-1                            $207,278,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-2                             $14,784,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-3                            $100,000,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-4                             $49,700,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-5                             $16,537,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-6                             $16,538,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-7                             $13,857,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-8                              $6,928,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-A-9                              $6,929,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
X-B-1                              $5,763,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
X-B-2                                $800,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
X-B-3                                $481,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
X-B-4                                $560,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
X-B-5                                $560,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
X-B-6                                $641,182.26                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-B-1                             $19,340,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-B-2                              $5,188,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-B-3                              $2,831,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-B-4                              $3,773,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-B-5                              $3,774,000.00                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
3-B-6                              $4,245,676.08                     (2)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
1-30-IO                            $3,633,681.21(3)                  (4)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
2-30-IO                            $1,712,438.78(3)                  (4)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
1-30-PO                            $2,287,870.35                     (5)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------
2-30-PO                              $974,088.10                     (5)                      September 25, 2037
------------------------ ----------------------------- -------------------------------- --------------------------------

                                                               EXHIBIT D

--------------------- ------------------------------- ------------------ -------------------------- ----------------
                        Initial Class Certificate                                                       Integral
                        Balance, Initial Notional                                                     Multiples in
                        Amount or Maximum Initial                               Minimum                Excess of
Classes                 Class Certificate Balance     Pass-Through Rate        Denomination             Minimum
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 1-A-R                              $100              6.0000%                     $100               N/A
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 1-A-1                       $95,141,000              6.0000%                   $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 1-A-2                       $11,760,000              6.0000%                   $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 1-A-3                      $106,901,000              6.0000%                   $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 2-A-1                       $38,840,000              6.0000%                   $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 2-A-2                        $2,261,000              6.0000%                   $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 2-A-3                       $41,101,000              6.0000%                   $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-1                      $207,278,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-2                       $14,784,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-3                      $100,000,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-4                       $49,700,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-5                       $16,537,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-6                       $16,538,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-7                       $13,857,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-8                        $6,928,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-9                        $6,929,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-10                     $127,714,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-11                      $63,557,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-12                      $23,465,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-13                      $23,467,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-14                      $87,022,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-15                      $46,932,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-A-16                     $110,489,000                (1)                     $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 30-IO                        $5,346,120                (2)                 $1,000,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 30-PO                        $3,261,958                (3)                    $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class C-A-1                       $14,021,000              6.0000%                   $1,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class X-B-1                        $5,763,000              6.0000%                  $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class X-B-2                          $800,000              6.0000%                  $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class X-B-3                          $481,000              6.0000%                  $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class X-B-4                          $560,000              6.0000%                  $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class X-B-5                          $560,000              6.0000%                  $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class X-B-6                          $641,182              6.0000%                  $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-B-1                       $19,340,000                (1)                    $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-B-2                        $5,188,000                (1)                    $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-B-3                        $2,831,000                (1)                    $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------


--------------------- ------------------------------- ------------------ -------------------------- ----------------
                        Initial Class Certificate                                                       Integral
                        Balance, Initial Notional                                                     Multiples in
                        Amount or Maximum Initial                               Minimum                Excess of
Classes                 Class Certificate Balance     Pass-Through Rate        Denomination             Minimum
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-B-4                        $3,773,000                (1)                    $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-B-5                        $3,774,000                (1)                    $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------
Class 3-B-6                        $4,245,676                (1)                    $25,000                $1
--------------------- ------------------------------- ------------------ -------------------------- -----------------


----------------------- ---------------------------- -------------------- ------------------------- ------------------
                                                                                                        Integral
                         Initial Component Balance                                                    Multiples in
                           or Initial Component                                   Minium                Excess of
Components                    Notional Amount         Pass-Through Rate         Denomination             Minimum
----------------------- ---------------------------- -------------------- ------------------------- ------------------
Class 30-IO:
----------------------- ---------------------------- -------------------- ------------------------- ------------------
 Class 1-30-IO                     $3,633,681              6.0000%                  N/A                    N/A
----------------------- ---------------------------- -------------------- ------------------------- ------------------
 Class 2-30-IO                     $1,712,439              6.0000%                  N/A                    N/A
----------------------- ---------------------------- -------------------- ------------------------- ------------------

----------------------- ---------------------------- -------------------- ------------------------- ------------------
Class 30-PO:
----------------------- ---------------------------- -------------------- ------------------------- ------------------
 Class 1-30-PO                     $2,287,870                (4)                    N/A                    N/A
----------------------- ---------------------------- -------------------- ------------------------- ------------------
 Class 2-30-PO                       $974,088                (4)                    N/A                    N/A
----------------------- ---------------------------- -------------------- ------------------------- ------------------




                                                               EXHIBIT E

------------------------------------------------------- ------------------------------------------------------
           Exchangeable REMIC Certificates                            Exchangeable Certificates
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 1                                           Combination 1
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      1-A-2           $11,760,000        059529 AC 1          C-A-1           $14,021,000       059529 BB 2
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      2-A-2            $2,261,000        059529 AF 4
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 2                                           Combination 2
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      1-A-1           $95,141,000        059529 AB 3          1-A-3          $106,901,000       059529 AD 9
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      1-A-2           $11,760,000        059529 AC 1
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 3                                           Combination 3
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      2-A-1           $38,840,000        059529 AE 7          2-A-3           $41,101,000       059529 AG 2
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      2-A-2            $2,261,000        059529 AF 4
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 4                                           Combination 4
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-3           $100,000,000       059529 AK 3         3-A-10          $127,714,000       059529 AS 6
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-7           $13,857,000        059529 AP 2
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-8            $6,928,000        059529 AQ 0
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-9            $6,929,000        059529 AR 8
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 5                                           Combination 5
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-4           $49,700,000        059529 AL 1         3-A-11           $63,557,000       059529 AT 4
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-7           $13,857,000        059529 AP 2
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 6                                           Combination 6
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-5           $16,537,000        059529 AM 9         3-A-12           $23,465,000       059529 AU 1
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-8            $6,928,000        059529 AQ 0
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 7                                           Combination 7
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-6           $16,538,000        059529 AN 7         3-A-13           $23,467,000       059529 AV 9
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-9            $6,929,000        059529 AR 8
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 8                                           Combination 8
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-4           $49,700,000        059529 AL 1         3-A-14           $87,022,000       059529 AW 7
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-5           $16,537,000        059529 AM 9
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-7           $13,857,000        059529 AP 2
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-8            $6,928,000        059529 AQ 0
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
  Combination 9                                           Combination 9
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-5           $16,537,000        059529 AM 9         3-A-15           $46,932,000       059529 AX 5
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-6           $16,538,000        059529 AN 7
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-8            $6,928,000        059529 AQ 0
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-9            $6,929,000        059529 AR 8
------------------ ------------------- ---------------- ------------------ ------------------ ----------------

------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      REMIC                                               Exchangeable
 Combination 10                                          Combination 10
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-4           $49,700,000        059529 AL 1         3-A-16          $110,489,000       059529 AY 3
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-5           $16,537,000        059529 AM 9
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-6           $16,538,000        059529 AN 7
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-7           $13,857,000        059529 AP 2
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-8            $6,928,000        059529 AQ 0
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
      3-A-9            $6,929,000        059529 AR 8
------------------ ------------------- ---------------- ------------------ ------------------ ----------------
